Exhibit 10.21

     THE SECURITIES REPRESENTED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THE OKLAHOMA SECURITIES ACT OR THE SECURITIES LAWS OF ANY OTHER STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND/OR THE SECURITIES LAWS OF ANY OTHER STATE OR AN OPINION OF COUNSEL OR OTHER DOCUMENTATION SATISFACTORY TO ADVANTAGE MARKETING SYSTEMS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.


                     STOCK OPTION AGREEMENT

                OPTIONS TO PURCHASE COMMON STOCK

                               OF

                ADVANTAGE MARKETING SYSTEMS, INC.

                      Date: January 3, 2001

     WHEREAS, this Stock Option Agreement is granted to pursuant to that certain Purchase and Assignment Agreement (the "Purchase Agreement"), dated this 3rd day of January, 2001 (the "Effective Date"), amongst Advantage Marketing Systems, Inc., an Oklahoma corporation (the "Company"), having its offices at 2601 Northwest Expressway, Suite 1210W, Oklahoma City, Oklahoma 73112, Life Science Technologies Holdings, Inc., an Oklahoma corporation and a wholly-owned subsidiary of the Company ("Acquisition Sub"), GHI Holding, Inc., a Nevada corporation ("GHI"), RMS Limited Partnership, Nevada limited partnership ("RMS"), and Life Science Technologies, Inc., a Nevada corporation ("LSTI");

     WHEREAS, pursuant to Section 1(B)(ii) of the Purchase Agreement, on or before the 15th day of each of the 60 months following the Effective Date (the "Payment Date"), AMS agreed to pay RMS, or its designees, the greater of (A) 5% of the gross sales of LST Products (as defined in the Purchase Agreement) during the calendar month preceding the Payment Date or (B) $41,666.67 (the "Installment Payments"). At the election of RMS exercised prior to payment of an Installment Payment, in lieu of payment of all or any portion of any Installment Payment in cash, RMS shall be issued and delivered one share of the Company's common stock, $0.0001 par value per share (the "Common Stock") for each $3.00 of the Installment Payment;

     WHEREAS, the Common Stock is listed on the American Stock Exchange ("AMEX") and under the applicable rules of AMEX, the Company cannot issue 20 percent or more of additional shares of Common Stock (based upon the number of shares of Common Stock outstanding on the Effective Date) in connection the Purchase Agreement, without first obtaining the approval of the holders of the outstanding Common Stock;

     WHEREAS, the Holder, as identified below, is entitled to entitled to receive 100 percent of the Installment Payments;

     WHEREAS, this Stock Option Agreement is executed and delivered in accordance with the Purchase Agreement to further definitively evidence the option rights of RMS;

     NOW, THEREFORE, this is to certify that, for value received, RMS or any subsequent holder or holders of option rights hereunder by virtue of assignment or transfer is entitled to purchase, subject to the provisions of this Stock Option Agreement (this "Option Agreement"), from the Company one share of Common Stock for each $3.00 of each Installment Payment (the "Exercise Price"), exercisable at the election of RMS at any time on or before payment of the applicable Installment Payment. The shares of Common Stock issued pursuant to this Option Agreement are referred to as the "Stock". Provided, however, in no event shall the Company issue and deliver pursuant to this Option Agreement more than 860,000 shares of Stock, without first obtaining the approval of the holders of the Common Stock ( in accordance with the applicable rules of the AMEX). With the exception of any adjustments pursuant to Section 4 of this Option, the shares of Common Stock issuable pursuant to this Option Agreement shall be in all respects identical to the Common Stock issued and outstanding of the Company as of the date hereof. The shares of Stock or other securities deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as the "Option Securities." Unless the context otherwise requires, the term "Option" or "Options" as used herein includes this Option Agreement and any other Option Agreement that may be issued and delivered pursuant to the provisions of this Option Agreement, whether upon transfer, assignment, partial exercise, divisions, combinations, exchange or otherwise, and the term "Holder" or "Holders" includes any registered transferee or transferees or registered assignee or assignees of Holder, who in each case shall be subject to the provisions of this Option Agreement, and when used with reference to Option Securities, means the holder or holders of such Option Securities.

I.        SECTION   Exercise of Option.  Subject to the
provisions of this Agreement, Holder shall be eligible to exercise this Option at any time or from time to time by written notification of the Company ("Election Notice"). Such exercise shall be effective with respect to each Installment Payment to be paid following the date of receipt of the Election Notice by the Company at its principal office. Each Election Notice may be modified at any time and from time to time pursuant to written notification of the Company by Holder, such modification shall be effective with respect to each Installment Payment to be paid following the date of receipt of the modified Election Notice by the Company at its principal office. Upon such exercise, Company shall issue to the Holder one or more certificates for the shares of Stock (or Option Securities), as appropriate.
II.
III.      SECTION   Reservation of Shares.  Company shall at
all times after the date hereof and until expiration or full exercise of this Option reserve for issuance and delivery upon exercise of this Option the number of Option Securities as shall be reasonably required for issuance and delivery upon exercise of this Option.
IV.
V.        SECTION   Transfer, Exchange, Assignment or Loss
of Option.
VI.
     SECTION 3.1 Transferability. This Option Agreement may be assigned or transferred, in whole or in part, as provided herein so long as such assignment or transfer is in accordance with and subject to the provisions of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (said Act and such rules and Regulations being hereinafter collectively referred to as the "Securities Act"). Any purported transfer or assignment made other than in accordance with this Section 3 shall be null and void and of no force and effect.

     SECTION 3.2 Transfer Procedure. This Option Agreement shall attach to the rights of Holder to receive the Installment Payments and shall not otherwise be separately transferable. Any assignment shall be made by surrender of this Option Agreement to the Company at its principal office with the Assignment Form annexed hereto duly executed. In such event the Company shall, without charge, execute and deliver a new stock option agreement in the name of the assignee named in such instrument of assignment and designate the assignee as the registered holder on the Company's records and this Option Agreement shall promptly be canceled. In the event of a partial transfer of Holder's right to receive the Installment Payments, the Company shall issue and deliver a new stock option agreement that carries the same rights, specifying the percentage or amount of Installment Payments that the Holder will be entitled to receive.

I.        SECTION   Adjustment in the Number, Kind and Price
of Option Securities. The number and kind of Option Securities purchasable upon exercise of this Option shall be subject to adjustment from time to time upon the occurrence, after the date hereof, of the following events:
II.
A.        SECTION   Stock Dividends and Splits.  In the
event the Company shall (i) pay a dividend in, or make a distribution of, shares of Stock or of capital stock convertible into Stock on its outstanding Stock, (ii) subdivide (forward split) its outstanding shares of Stock into a greater number of such shares, or (iii) combine (reverse split) its outstanding shares of Stock into a smaller number of such shares, the total number of shares of Stock purchasable upon the exercise of this Option immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive at the same Exercise Price the number of shares of Stock and the number of shares of capital stock convertible into Stock which such Holder would have owned or have been entitled to receive immediately following the happening of such event, assuming and giving effect to the exercise of this Option by such Holder. Any adjustment made pursuant to this Subsection shall, in the case of a stock dividend or distribution or a stock issuance, become effective as of the record date therefor and, in the case of a subdivision or combination, be made as of the effective date thereof.

B.        SECTION   Adjustment of Option Securities.  In the
event of any adjustment of the total number of shares of Stock purchasable upon the exercise of this Option pursuant to Subsection 4.1, the Exercise Price shall remain unchanged, but the number of shares of capital stock or Option Securities obtainable on exercise of this Option shall be adjusted as provided in Subsection 4.1.
C.
D.        SECTION   Reorganization, Recapitalization, etc.
In the event of a capital reorganization or a reclassification of the Stock (except as provided in Subsection 4.1 or Subsection 4.4), the holder of this Option, upon exercise thereof, shall be entitled to receive, in lieu of the Stock to which he would have become entitled upon exercise immediately prior to such reorganization or reclassification, the shares (of any class or classes) or other Option Securities or property of the Company (or cash) that the Holder would have been entitled to receive at the same Exercise Price upon such reorganization or reclassification if this Option had been exercised immediately prior thereto; and in any such case, appropriate provision shall be made for the application of this
Section 4 with respect to the rights and interests thereafter of the Holder of this Option (including, but not limited to, the allocation of the Exercise Price between or among the Option Securities), to the end that this Section 4 (including the adjustments of the number of shares of Stock or other Option Securities purchasable) shall thereafter be reflected, as nearly as reasonably practicable, in all subsequent exercises of this Option for any shares or other Option Securities or other property (or cash) thereafter deliverable upon the exercise of this Option.
E.
F.        SECTION   Consolidation, Merger, etc.  In case of
any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Stock), or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the corporation formed by such consolidation or merger or the corporation which shall have acquired such assets, as the case may be, shall execute and deliver to the Holder a supplement to this Option Agreement or a new stock option agreement providing that the Holder shall have the right thereafter to receive, upon exercise of this Option or any new option, at the same Exercise Price, solely the kind and amount of shares of Option Securities and property (or cash) receivable upon such consolidation, merger, sale or transfer by the Holder of this Option for the number and kind of Option Securities for which this Option might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental option or new option shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Section.
The above provision of this Subsection 4.4 shall similarly apply to successive consolidations, mergers, sales or transfers.
G.
H.        SECTION   Notification of Adjustment.  Whenever
the Option Securities purchasable upon exercise of this Option are modified as provided in Section 4.1 or 4.4, the Company will promptly deliver to the Holder a certificate signed by the Chairman of the Board, Chief Executive Officer or the President, or a Vice President of the Company and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company setting forth the number and kind of Option Securities purchasable and the other property (including cash) receivable by the Holder upon exercise of this Option or any supplemental or new option. Such certificate will state that such adjustments in the kind of purchasable Option Securities and other property (including cash) receivable by the Holder upon exercise of this Option conform to the requirements of this
Section 4, and setting forth a brief statement of the facts accounting for such adjustments. In the event, the Holder of this Option does not agree with such determination of the Board of Directors of the Company as set forth in the certificate, the Company shall retain a firm of independent public accountants acceptable to the Holder to make any computation required under this Section 4, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section 4.
I.
III.      SECTION   Redemption and Dividend Consent
Requirements.  Omitted.
IV.
V.        SECTION   Notice of Certain Corporation Action.
In case the Company after the date hereof shall propose to effect any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or any sale, transfer or other disposition of its property and assets substantially as an entirety, or the liquidation, voluntary or involuntary dissolution or winding-up of the Company, then, in each such case, the Company shall mail (by first-class, postage prepaid mail) to the Holder of this Option notice of such proposed action, which notice shall specify the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, voluntary or involuntary dissolution or winding-up shall take place or commence, as the case may be, and which shall also specify any record date for determination of holders of the capital stock of the Company entitled to vote thereon or participate therein and shall set forth such facts with respect thereto as shall be reasonably necessary to indicate any adjustments in the number or kind of Option Securities purchasable upon exercise of this Option which will be required as a result of such action, and the Holder may thereafter exercise this Option. Such notice shall be filed and mailed in the case of any action covered by this Section 6, at least 10 days prior to the earlier of (i) the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, voluntary or involuntary dissolution or winding-up is expected to become effective, or (ii) the date on which it is expected that holders of shares of the capital stock of record on such date shall be entitled to exchange their shares for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, voluntary or involuntary dissolution or winding-up. Failure of the Holder to exercise this Option in whole or in part prior to any corporate action as described in this Section 6 shall not affect or alter the rights of the Holder as set forth in this Option.
VI.
VII.      SECTION   Acquisition for Investment Purposes.
PARENS W/INDENT1Omitted.

     SECTION 8. Registration under Securities Act. On the Effective Date, the Company will undertake and use its best efforts to effect registration on Form S-3 or another appropriate Form (filed under Rule 415) under the Securities Act of a reasonable number of shares of Common Stock or other Option Securities that may be issued pursuant to exercise of this Option to permit the disposition by Holder in accordance with the intended method or methods of the shares of Common Stock or other Option Securities covered by the registration statement. The Company will pay all registration expenses in connection with each registration of Option Securities requested pursuant to Section 8 hereof. The Company shall use its best efforts to list all Option Securities covered by such registration statement on any securities exchange on which any of the Common Stock is then listed or quoted on a recognized quotation service, which also provides quotations of the Common Stock. The Company may require each Holder of Option Securities covered by the registration statement to furnish the Company such information regarding such Holder and the distribution of such Option Securities as the Company may from time to time reasonably request in writing. The Company shall maintain effectiveness of such registration until (i) all shares issued pursuant to this Option have been sold or (ii) if no shares are issued under this Option, the end of the 60 month period following the Effective Date.

     SECTION 8.2  Registration Procedures.  Whenever the
Company is required to used its best efforts to effect the registration of any Option Securities under the Securities
Act as provided in Section 8 hereof, the Company, as expeditiously as possible, will undertake and perform the following:

          (i)  with respect to the registration of Option
     Securities under the Securities Act prepare and (as soon thereafter as possible) file with the United
     States Securities and Exchange Commission (the
     "Commission") the requisite registration statement or amendment to effect such registration and, thereafter, use its best efforts to cause such registration or amendment to become effective; provided however, that the Company may discontinue any registration of its securities which are not Option Securities at any time prior to the effective date of the registration statement or amendment under the Securities Act or under any state securities or blue sky laws relating thereto;

          (ii) prepare and file with the Commission which amendments and supplements to the requisite registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time that all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such registration statement;

          (iii) furnish to each seller of Option Securities covered by such registration statement (A) such number of conformed copies of such registration statement and such number of each amendment and supplement thereto (in each case including all exhibits), (B) such number of copies of the prospectus contained in such registration statement (including preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and (C) such other documents, as such seller may reasonably request;

          (iv) use its best efforts to register or qualify all Option Securities and other securities covered by such registration statement under such other securities or blue sky laws of each state that each Holder of Option Securities shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect (subject to Section 8.2(ii)), and take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such states of the securities owned by such seller, except that the Company shall not for any such purpose be required to either qualify generally to do business as a foreign corporation, or subject itself to taxation in any jurisdiction wherein it would not, but for the requirements of this subsection (iv), be obligated to be so qualified or subject to taxation or to any material restrictions on the conduct of the Company's business, or any restrictions on payments to any of the Company's shareholders, or require the escrow, "lockup" or placing of any restrictions on the sale and disposition of securities of the Company (other than as may have been previously imposed or existed immediately before the effective date of the registration statement under the Securities Act) held of record by any of the Company's officers, directors or controlling persons that is not a Holder of Option Securities;

          (v) use its best efforts to cause all Option Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Option Securities;

          (vi) notify Holder of Option Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller or holder promptly prepare and furnish to such seller or holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading in the light of the circumstances under which they were made;

          (vii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, a historical earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month of the first full fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of
     Section 11(a) of the Securities Act, and will furnish to each such Holder at least five business days prior to the filing hereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any amendment or supplement to the registration statement to which any such Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules or regulations thereunder;

          (viii)  provide and cause to be maintained a
     transfer agent and registrar for all Option Securities covered by such registration statement from and after a date not later than the effective date of such registration statement; and

          (ix)  uses its best efforts to list all Option
     Securities covered by such registration statement on any securities exchange on which any of the Common
     Stock is then listed or quoted on a recognized quotation service, which also provides quotations of the Common Stock.

The Company may require each Holder of Option Securities covered by the registration statement to furnish the Company such information regarding such Holder and the distribution of such Option Securities as the Company may from time to time reasonably request in writing.

     Each holder of Option Securities agrees, as a condition of this Agreement, that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 8.2(vi) hereof, (i) holder will forthwith discontinue the Holder's disposition of Option Securities pursuant to the registration statement covering such Option Securities until Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 8.2(vi), (ii) such Holder will promptly deliver copies of such supplemented or amended prospectus to each purchaser or potential purchaser to whom such Holder had delivered the prospectus prior to such supplementation or amendment, and
(iii) if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus relating to such Option Securities current at the time of receipt of such notice.

     SECTION 8.3 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act covering Option Securities, the Company will give the Holder or holders of Option Securities registered under such registration statement, their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment or supplement thereto, and will give each of them such access to the Company's books and records and such opportunities to discuss the business of the Company with its offices and independent public accounts who have certified its financial statements as shall be necessary, in the opinion of counsel of the Holder or holder of Option Securities, to conduct a reasonable investigation within the meaning of the Securities Act.

     SECTION 9  Governing Law.  This Option shall be
construed in accordance with the laws of the State of Oklahoma applicable to contracts executed and to be performed wholly within such state.

     SECTION 10 Notice. Notices and other communications to be given to Holder of this Option shall be delivered by hand or by first-class mail, postage prepaid, to

                         RMS Limited Partnership
                         6990 Lake Ellenor Drive
                         Orlando, Florida 32809
                         Attention: Roy M. Speer

(until another address is filed in writing by the Holder with the Company). Notices or other communications to Company shall be deemed to have been sufficiently given if delivered by hand or by first-class mail, postage prepaid to Company at

                         Advantage Marketing Systems, Inc.
                         2601 Northwest Expressway, Suite 1210W
                         Oklahoma City, Oklahoma 73112
                         Attention: John W. Hail

or such other address as the Company shall have designated by written notice to such registered owner is herein provided. Notice by mail shall be deemed given when deposited in the United States mail, postage prepaid, as herein provided.

     SECTION 11. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder, and all covenants and provisions of this Agreement by or for the benefit of the Holder of this Agreement shall bind and inure to the benefit of the Holder of this Agreement.

     SECTION 12. Termination. This Agreement shall terminate one year following payment of the last Installment Payment or such earlier date as RMS or its designees shall have disposed of all of the shares of Common Stock issued pursuant to this Stock Option Agreement and any additional shares issued in respect of such Common Stock.

     SECTION 13. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, and its respective successors and assigns hereunder and the registered Holder of this Agreement and this Option any legal or equitable right, remedy or claim under this Agreement, but this Agreement shall be for the sole and exclusive benefit of the Company and its respective successors and assigns hereunder and the registered Holder of this Agreement and the Option hereunder.

     IN WITNESS WHEREOF, Company has executed this Agreement on January 3, 2001.

                              ADVANTAGE MARKETING SYSTEMS, INC.

                              By:  JOHN W. HAIL
                                   John W. Hail, Chief Executive Officer

_______________________________

(1) The Holder shall not have the right to demand and require and the Company shall not have any obligation to register the Options Securities under the Securities Act or any applicable state securities act.